UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2012

CMS Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33322	20-8137247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street, Suite 750 White Plains, New York	10601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 422-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2012, CMS Bancorp, Inc. (“CMS”), the parent company of CMS Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Customers Bancorp, Inc. (“Customers”), the parent company for Customers Bank. Under the terms of the Merger Agreement, and subject to the terms and conditions thereof, CMS will merge with and into Customers, which shall be the surviving corporation in such merger (the “Merger”). Following the Merger, CMS Bank shall merge with and into Customers Bank, which shall be the surviving bank.

Subject to certain conditions contained in the Merger Agreement, upon the effectiveness of the Merger, shareholders of CMS voting common stock will be entitled to receive shares of Customers voting common stock, the number of which shall be governed by an exchange ratio to be determined at the close of the transaction. Under the exchange ratio, CMS stock will be valued at 95% of stockholders’ equity in the month end prior to closing, while Customers stock will be valued at 125% of modified stockholders’ equity in the month end prior to closing. Modified stockholders’ equity will be defined as June 30, 2012 stockholders’ equity, plus additions to retained earnings through the month-end prior to closing. Shares issued by Customers Bancorp in capital raises and purchase accounting adjustments from any other acquisitions will not be included in calculating modified stockholders’ equity. If, however, the closing occurs on or after April 30, 2013, the valuation date will be fixed as of March 31, 2013. Any fractional shares that result due to the exchange of CMS shares for Customers shares will be paid in cash.

The Merger Agreement provides that CMS is required to pay to Customers a termination fee equal to $1,000,000 in the event CMS terminates the Merger Agreement to accept an alternative acquisition proposal. However, in accordance with the terms of the Merger Agreement, CMS and its advisors are not permitted to solicit alternative acquisition proposals from third parties. Customers is also required to reimburse CMS for up to $300,000 of its reasonable and documented expenses incurred in connection with the Merger if, among other things, Customers is unable to receive regulatory approval by the termination date of the Merger Agreement.

The Merger Agreement has been unanimously approved by CMS’ Board of Directors. The Merger Agreement contains various conditions, and assuming satisfaction or waiver of such conditions, it is currently expected that the Merger will become effective in the first half of 2013. The transactions contemplated by the Merger Agreement are subject to, among other things, approval of the Merger Agreement by the shareholders of CMS, the receipt of requisite bank regulatory approvals, and other customary conditions. Customers is currently in the process of seeking regulatory approval related to its acquisition of Acacia Federal Savings Bank. Customers and CMS do not plan to seek regulatory approval with respect to the Customers/CMS mergers until after regulatory approval is received for the Acacia transaction. Each director and executive officer of CMS has entered into, or has agreed to enter into, a voting and lock-up agreement with Customers (the “Voting and Lock-Up Agreement”), pursuant to which each such person has agreed to vote in favor of the Merger Agreement and related transactions, including the Merger, until such time as the voting and lock-up agreement is terminated in accordance with its terms. A form of the Voting and Lock-Up Agreement is attached hereto as Exhibit 99.1.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated by reference into this Current Report on Form 8-K.

Important Additional Information.

Proxy Statement/Prospectus.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offering of securities shall be made except be means of a prospectus meeting the requirements of the U.S. Securities Act of 1933, as amended. In connection with the merger of Customers and CMS, Customers and CMS will be filing documents with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 to be filed by Customers that will include a proxy statement of CMS and prospectus of Customers. A definitive proxy statement/prospectus, when available, will be sent to CMS stockholders seeking their approval of the proposed merger between Customers and CMS. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING CUSTOMERS BANCORP, CMS AND THE PROPOSED MERGER. You may obtain copies of all documents filed with the SEC regarding the merger of Customers and CMS, free of charge, at the SEC’s website (www.sec.gov). The documents filed with the SEC by Customers may be obtained free of charge from Customers’ website www.customersbank.com or by directing a request to Customers at 1015 Penn Avenue, Wyomissing, PA 19610, Attention: Investor Relations. The documents filed with the SEC by CMS may be obtained free of charge from CMS’ website www.cmsbk.com or by directing a request to CMS at 123 Main Street, Suite 750, White Plains, New York 10601, Attention: Investor Relations.

CMS and Customers, and their respective directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger between Customers and CMS. You can find information about CMS’ directors and executive officers in its definitive proxy statement filed with the SEC on January 11, 2012. You can find information about Customers’ directors and executive officers in its definitive proxy statement filed with the SEC on June 7, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents using the contact information provided above.

Merger Agreement.

The discussion of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed with the SEC as an exhibit to CMS’ Current Report on Form 8-K filed on August 10, 2012 and is incorporated herein by reference. Investors are urged to read the Merger Agreement for a more complete understanding of the terms of the transactions discussed herein.

The Merger Agreement has been incorporated by reference to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Merger Agreement are qualified and limited, including by information in the schedules referenced in the Merger Agreement that CMS delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing such matters as facts. Furthermore, the representations and warranties may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CMS or its affiliates.

Caution about Forward-Looking and other Statements.

This announcement may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events, such as statements about the anticipated closing date of the transactions discussed herein. Although it is believed that forward-looking statements are based upon reasonable assumptions, important factors relating to the proposed Merger could cause Customers’ and CMS’ actual results, performance, or achievements to differ from those in the forward-looking statements, including: the possibility that the Merger does not close, including, but not limited to, due to the failure to receive regulatory approval or satisfy the closing conditions; the risk that CMS’ operations will not be integrated successfully with Customers; and potential disruption from the Merger making it more difficult to maintain business and operational relationships. Forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those described in the forward-looking statements and include, but are not limited to, the risk that regulatory approvals or non-objections and Shareholder Approval will not be obtained and those risks described in the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in CMS’ Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and quarterly reports on Form 10-Q for the quarters ended December 31, 2011 and March 31, 2012, (for specific risks affecting CMS) and under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Customers’ Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and quarterly reports on Form 10-Q for the quarter ended March 31, 2012 (for specific risks affecting Customers).

Item 7.01.	Regulation FD Disclosure.

Today CMS issued a press release announcing its entry into the Merger Agreement, which press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference. CMS also released communications today addressed to its employees containing questions and answers regarding the Merger Agreement and related transactions, a copy of which is attached hereto as Exhibit 99.3.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of August 10, 2012, by and among CMS Bancorp, Inc. and Customers Bancorp, Inc.

99.1	Form of Voting and Lock-Up Agreement.

99.2	Press Release issued by CMS Bancorp, Inc. and Customers Bancorp, Inc. on August 10, 2012.

99.3	Employee Communication, dated August 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Bancorp, Inc.
(Registrant)

August 10, 2012	/s/ STEPHEN E. DOWD
(Date)	Stephen E. Dowd
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of August 10, 2012, by and among CMS Bancorp, Inc. and Customers Bancorp, Inc.

99.1	Form of Voting and Lock-Up Agreement.

99.2	Press Release issued by CMS Bancorp, Inc. and Customers Bancorp, Inc. on August 10, 2012.

99.3	Employee Communication, dated August 10, 2012.